Prospectus Supplement

March 5, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated March 5, 2013 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2013 of:

Global Strategist Portfolio (the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Fund Trust, on behalf of the Portfolio, has approved changing the Portfolio's policy for distributing net investment income (or ordinary income) from quarterly to annually. Accordingly, effective immediately, the Prospectus is revised as follows:

The first paragraph of the section of the Prospectus entitled "General Shareholder Information—Dividends and Distributions" is hereby deleted and replaced with the following:

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders annually.

Please retain this supplement for future reference.

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